UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2012

Nationstar Mortgage Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-35449

(Commission File Number)

45-2156869

(I.R.S. Employer Identification No.)

350 Highland Drive

Lewisville, Texas 75067

(469) 549-2000

(Address, including zip code, and telephone number,

including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

Fifth Supplemental Indenture

On August 30, 2012, Nationstar Mortgage LLC (the “Company”) and Nationstar Capital Corporation (“Nationstar Capital” and , together with the Company, the “Issuers”), the guarantors party thereto (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a fifth supplemental indenture (the “Fifth Supplemental Indenture”) to the indenture dated as of March 26, 2010, as amended and supplemented (the “2010 Indenture”), providing for the issuance of 10.875% Senior Notes due 2015 (the “Notes”).

The Fifth Supplemental Indenture conforms the covenants in the 2010 Indenture to the covenants contained in the indenture governing the Issuers’ 9.625% Senior Notes due 2019.

The foregoing description of the Fifth Supplemental Indenture is qualified in its entirety by reference to the full text of such document, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

BANA Facility

On June 1, 2012, the Company and Bank of America, N.A. (“BANA”) entered into Amendment Number Four (“BANA MRA A4”) to the Amended and Restated Master Repurchase Agreement, dated as of October 21, 2010 (the “BANA MRA”), and Amendment Number Four (“BANA TTL A4”) to the Amended and Restated Transaction Terms Letter pursuant to the BANA MRA, dated as of October 21, 2010 (the “BANA TTL”). On June 27, 2012, the Company and BANA entered into Amendment Number Five to the BANA TTL (“BANA TTL A5” and, together with BANA MRA A4 and BANA TTL A4, the “BANA HARP Amendments”). Pursuant to the BANA MRA, the Company sells BANA certain mortgage-related assets and interests against a transfer of funds by BANA, with a simultaneous agreement by BANA to sell these purchased assets and interests to the Company on a certain date. The BANA HARP Amendments add residential mortgage loans conforming to the Home Affordable Refinance Program (“HARP Loans”) to the residential mortgage loans that the Company may sell and repurchase under the BANA MRA and make certain related changes to other provisions.

On June 26, 2012, BANA agreed to a Request for Temporary Increase (the “Request”) made by the Company with respect to the BANA MRA. The Request increases the total facility size of the BANA MRA from $175 million to $375 million.

The foregoing description of the BANA MRA A4 and the Request are qualified in their entirety by reference to the full text of such documents, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Barclays Facility

On June 28, 2012, the Company and Barclays Bank PLC (“Barclays”) entered into Amendment Number Two (“Barclays MRA A2”) to the Master Repurchase Agreement, dated as of March 25, 2011 (the “Barclays MRA”), Amendment Number Two (“Barclays MRA PSL A2”) to the Pricing Side Letter to the Barclays MRA (the “Barclays MRA PSL”) and Amendment Number Three (“Barclays PSA PSL A3” and, together with Barclays MRA A2 and Barclays MRA PSL A2, the “Barclays HARP Amendments”) to the Pricing Side Letter (the “Barclays PSA PSL”) to the Mortgage Loan Participation Purchase and Sale Agreement pursuant to the Barclays MRA (the “Barclays PSA”). Pursuant to the Barclays MRA the Company sells Barclays certain mortgage-related assets and interests against a transfer of funds by Barclays, with a simultaneous agreement by Barclays to sell these purchased assets and interests to the Company on a certain date. The Barclays HARP Amendments increase the total facility size of the Barclays MRA from $100 million to $250 million for the period June 28, 2012 through August 28, 2012, add HARP Loans to the residential mortgage loans the Company may sell and repurchase under the Barclays MRA and make certain related changes to other provisions.

On August 28, 2012, the Company and Barclays entered into Amendment Number Three (“Barclays MRA A3”) to the Barclays MRA and Amendment Number Two (“Barclays PSA A2” and, together with Barclays MRA A3, the “Barclays Maturity Date Amendments”) to the Barclays PSA. The Barclays Maturity Date Amendments extend the maturity date of the Barclays MRA from February 27, 2013 to August 27, 2013.

On August 28, 2012, the Company and Barclays also entered into Amendment Number Three (“Barclays MRA PSL A3”) to the Barclays MRA PSL and Amendment Number Four (“Barclays PSA PSL A4” and, together with Barclays PSL A3, the “Barclays August PSL Amendments”) to the Barclays PSA PSL. The Barclays August PSL Amendments permanently increase the total facility size of the Barclays MRA to $250 million and make certain related changes to other provisions.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 30, 2012, the Issuers, the Guarantors and the Trustee entered into the Fifth Supplemental Indenture to the 2010 Indenture, providing for the issuance of 10.875% Senior Notes due 2015.

The Fifth Supplemental Indenture conforms the covenants in the 2010 Indenture to the covenants contained in the indenture governing the Issuers’ 9.625% Senior Notes due 2019.

The foregoing description of the Fifth Supplemental Indenture is qualified in its entirety by reference to the full text of such document, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01. Other Events.

On September 4, 2012, Nationstar Mortgage Holdings Inc. issued a press release relating to the results of a consent solicitation by two of its wholly-owned subsidiaries, the Company and Nationstar Capital, with respect to the Notes. The issuers successfully completed the solicitation of consents to certain amendments to the 2010 Indenture from holders of record at 5:00 p.m., New York City time, on August 23, 2012 (the “Record Date”) of the Notes. The Issuers received and accepted consents from holders of at least a majority of the aggregate principal amount of the Notes outstanding as of the Record Date. In accordance with the terms of the consent solicitation, on August 30, 2012, the Issuers, the Guarantors and the Trustee, entered into the Fifth Supplemental Indenture, implementing the amendments. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Fifth Supplemental Indenture, dated as of August 30, 2012, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors thereto and Wells Fargo Bank, National Association, as trustee.

10.1	Amendment Number Four to the Amended and Restated Master Repurchase Agreement, dated June 1, 2012, between Nationstar Mortgage LLC and Bank of America, N.A.

10.2	Request for Temporary Increase, dated June 26, 2012, between Nationstar Mortgage LLC and Bank of America, N.A.

99.1	Press Release of Nationstar Mortgage Holdings Inc., dated September 4, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: September 4, 2012	By:	/s/ David Hisey
David Hisey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated as of August 30, 2012, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors thereto and Wells Fargo Bank, National Association, as trustee.

10.1	Amendment Number Four to the Amended and Restated Master Repurchase Agreement, dated June 1, 2012, between Nationstar Mortgage LLC and Bank of America, N.A.

10.2	Request for Temporary Increase, dated June 26, 2012, between Nationstar Mortgage LLC and Bank of America, N.A.

99.1	Press Release of Nationstar Mortgage Holdings Inc., dated September 4, 2012.